UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CATALYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Catalyst Pharmaceuticals, Inc. (“Catalyst” or the “Company”) with a proxy statement related to a proposed transaction in which Angelini Cielo Inc. (“Merger Sub”), a wholly-owned subsidiary of Angelini Pharma S.p.A. (“Angelini Pharma”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly-owned subsidiary of Angelini Pharma (the “Transactions”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated May 6, 2026, among Angelini Pharma, Merger Sub and the Company.

This Schedule 14A filing consists of the following document relating to the Transactions:

Exhibit 99.1: Employee Update Email from Catalyst CEO

*  *  *

Important Information and Where to Find It

In connection with the Transactions, Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2025 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2025 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements

of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.1

CPRX Employee Update Email from Catalyst CEO

Dear Colleagues,

It has been an eventful and exciting few days here at Catalyst. Last Thursday, we announced our agreement to be acquired by Angelini Pharma, a transformative next step for our company. While this is just the beginning, it has been great to hear early feedback from across our organization and from our various partners about the new opportunities this transaction will create. I’d like to thank all of you for your hard work and efforts – this would not have been possible without you.

We also reported our first quarter 2026 financial results this afternoon, which reflect continued momentum as we prepare for our new chapter under private ownership. We delivered revenues of $149.4 million, representing 28.2% year-over-year growth, which includes revenues of $135.6 million from FIRDAPSE and AGAMREE. We’ll be counting on you to maintain the same sharp focus in the coming months as we prepare for the closing of the transaction with Angelini Pharma, which we expect to occur in the third quarter of 2026.

A few points on what to expect during the period between now and close:

•

Catalyst will be in a quiet period with investors. While we will continue to report quarterly earnings as we did today, we will stop holding investor conference calls or attending other investor events or conferences as we focus on completing the transaction.

•

We will be working with Angelini Pharma on detailed integration planning to bring our two companies together. Angelini Pharma brings a track record of successful integrations across the world, and we are confident in a smooth combination of our businesses and operations upon closing.

•

Angelini Pharma’s leadership team is looking forward to sharing more about their vision for the future and getting to know our teams. On Tuesday, May 27, I will be hosting a town hall with Sergio Marullo di Condojanni, Angelini Pharma’s CEO, to speak further about the transaction and what comes next. You will have an opportunity to submit questions that may be top of mind, and I encourage you all to join. You will receive an invitation shortly.

In terms of what we need from you during this time, it continues to be business as usual. Angelini Pharma and Catalyst are operating as separate, independent entities, and as dedicated teams focus on integration planning and completing the transaction, we ask that everyone else continue advancing our existing business priorities.

To that end, thank you for all that you do for our Catalyst and our patients. We have a bright future ahead with Angelini Pharma, and I hope you share my enthusiasm for what comes next.

Sincerely,

Rich

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.